Exhibit 99.1

FOR IMMEDIATE RELEASE

MTR Gaming Group, Inc. Announces Consent Solicitation Relating to Its 11.50% Senior Secured Second Lien Notes Due 2019

CHESTER, WV — DECEMBER 11, 2013 — MTR Gaming Group, Inc. (NasdaqGS: MNTG) (the “Company”) announced today that it is soliciting consents (the “Consent Solicitation”) from the registered holders as of 5:00 p.m., New York City time on December 5, 2013, of its 11.50% Senior Secured Second Lien Notes due 2019 (CUSIP No. 553796 AL4) (the “Notes”), of which $570,664,114 in aggregate principal amount is outstanding, to amend the Indenture governing the Notes to permit the formation of a new holding company as a result of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 9, 2013, as amended (together, the “Merger Agreement”), by and among the Company, Eclair Holdings Company, a direct wholly owned subsidiary of the Company (“NewCo”), Ridgeline Acquisition Corp., a direct wholly owned subsidiary of NewCo, Eclair Acquisition Company, LLC, a direct wholly owned subsidiary of NewCo, Eldorado HoldCo LLC (“Eldorado”), and Thomas Reeg, Robert Jones, and Gary Carano as the representatives of the members of Eldorado, without requiring the Company to effect a change of control offer under the Indenture and the Notes.

In the event that certain conditions are satisfied, including the receipt of the requisite consents and the Company and Eldorado closing the transactions contemplated by the Merger Agreement, the Company will effect the proposed amendments by entering into a supplemental indenture to the indenture governing the Notes.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on January 8, 2014, unless extended by the Company in its sole discretion (the “Expiration Date”). Consents may be revoked at any time prior to the Expiration Date. The Company will not pay any consent fee to a registered holder of the Notes in connection with the Consent Solicitation. The Consent Solicitation is being made pursuant to a Consent Solicitation Statement dated December 5, 2013, which sets forth a more comprehensive description of the terms of the Consent Solicitation. This press release is not a solicitation of consents to the Proposed Amendments.

Copies of the Consent Solicitation Statement and the consent form may be obtained by holders of the Notes from the Information and Tabulation Agent for the Consent Solicitation, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free), (212) 929-5550 (collect) or by email: scoope@mackenziepartners.com.

Macquarie Capital (USA) Inc. is the Solicitation Agent for the Consent Solicitation. Questions may be directed to Macquarie Capital (USA) Inc. at (310) 557-4347 (collect).

About MTR Gaming Group, Inc.

MTR Gaming Group, Inc. is a hospitality and gaming company that through subsidiaries owns and operates Mountaineer Casino, Racetrack & Resort in Chester, West Virginia; Presque Isle Downs & Casino in Erie, Pennsylvania; and Scioto Downs in Columbus, Ohio. For more information, please visit www.mtrgaming.com.  All references to “MTR,” “MTR Gaming,” or the “Company” used in this release refer to MTR Gaming Group, Inc. or its affiliates.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations of management of MTR and Eldorado and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of MTR and Eldorado, including the expected effect of the merger on MTR’s and Eldorado’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of MTR’s and Eldorado’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to consummate a potential transaction between MTR and Eldorado; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (d) the ability of MTR and Eldorado to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR or Eldorado; (h) that there may be a material adverse change affecting MTR or Eldorado, or the respective businesses of MTR or Eldorado may suffer as a result of uncertainty surrounding the transaction; and (i) the risk factors disclosed in MTR’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which MTR filed on November 12, 2013, and (ii) the risk factors disclosed in the Proxy Statement/Prospectus referenced below under “Additional Information and Where to Find It.”  Forward-looking statements reflect MTR’s and Eldorado’s management’s analysis as of the date of this release, even if subsequently made available by MTR or Eldorado on their respective websites or otherwise.  MTR and Eldorado do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of MTR.  In connection with the agreement and plan of merger among MTR, Eldorado and certain of its affiliates (the “Merger Agreement”), Eclair Holdings Company (“NewCo”) filed with the SEC, on November 4, 2013, a Registration Statement on Form S-4, that includes a preliminary Proxy Statement of MTR and a preliminary Prospectus of NewCo (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MTR, ELDORADO, NEWCO AND THE PROPOSED TRANSACTION.  The Form S-4, including the Proxy Statement/Prospectus, and other relevant materials (when they become available), and any other documents filed by MTR, Eldorado or NewCo with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034 in the case of MTR, or by accessing MTR’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

MTR, Eldorado, and NewCo and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction.  Information about MTR’s directors and executive officers is available in MTR’s definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the combination between MTR and Eldorado.

For Additional Information, Please Contact:

MTR Gaming Group, Inc.

www.mtrgaming.com

John W. Bittner, Jr.

Executive Vice President and Chief Financial Officer

(724) 933-8122

jbittner@mtrgaming.com